SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12


                                J. W. MAYS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                J. W. MAYS, INC.
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box)
  [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), or 14a-6(j)(2).
  [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3).
  [ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:
          _____________________________________________________________________

      (2) Aggregate number of securities to which transaction applies:
          _____________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1) The filing fee is based on the proposed maximum aggregate value of the transaction calculated as the sum of (i) 2,000,000 shares of Registrant's Common Stock times $18.25, the average of the high and low prices as reported by the NASDAQ/NMS on December 16, 1993 and (ii) $10,000 the cash portion of the consideration to be paid by the registrant in the proposed transaction.
          _____________________________________________________________________

      (4) Proposed maximum aggregate value of transaction:
          _____________________________________________________________________

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 1-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:
          _____________________________________________________________________

      (2) Form, schedule or registration statement no.:
          _____________________________________________________________________

      (3) Filing party:
          Registrant
          _____________________________________________________________________

      (4) Date filed:
          _____________________________________________________________________

------------------
      (i) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                J. W. MAYS, INC.

                                  ------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held on November 26, 1996

                                  ------------


                                                                October 21, 1996

To Our Shareholders:

     You are cordially invited to attend the 1996 Annual Meeting of Shareholders of J. W. Mays, Inc. (the "Company"). The Meeting will be held on Tuesday, November 26, 1996 at 10:00 A.M., New York time, at the offices of the Company,
9 Bond Street, Brooklyn, New York, for the following purposes:

          1. To consider and vote upon a proposal to fix the number of directors to be elected at seven.

          2. To elect seven persons to the Board of Directors of the Company to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors.

          3. To consider and vote upon a proposal to ratify the appointment by the Board of Directors of D'Arcangelo & Co., LLP, independent public accountants, to audit the books, records and accounts of the Company and its subsidiaries for the fiscal year ending July 31, 1997.

          4. To transact such other matters as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 17, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the 1996 Annual Meeting of Shareholders or any adjournment thereof.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE NUMBER YOU MAY HOLD. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE SELF-ADDRESSED ENVELOPE ENCLOSED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU ARE PRESENT.

                                             By order of the Board of Directors,

                                                    SALVATORE CAPPUZZO
                                                             Secretary

                                J. W. MAYS, INC.
                                  9 Bond Street
                              Brooklyn, N. Y. 11201

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

THE PROXY AND THE SOLICITATION

     This Proxy Statement and accompanying form of proxy are first being sent or given to shareholders commencing on or about October 21, 1996. The enclosed form of proxy is solicited by the Board of Directors of the Company for use at the 1996 Annual Meeting of Shareholders to be held on November 26, 1996 (including any adjournments). It may be revoked at any time prior to exercise by written notice given to the Secretary of the Company. Proxies in the accompanying form which are properly executed by shareholders, duly returned to the Company or its agent, and not revoked, will be voted in the manner specified thereon.

OUTSTANDING VOTING STOCK

     Each of the 2,136,397 outstanding shares of common stock, par value $1 per share (the only class of voting security), of the Company (net of 41,900 shares held as treasury stock, which shares cannot be voted) held of record on October 17, 1996 is entitled to one vote on each of the matters to be acted upon at the Meeting or any adjournment thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Reference is made to the information under the caption "Information Concerning Nominees for Election as Directors" for a statement of the direct beneficial ownership of the Company's shares of common stock by its director nominees. The address for each of such nominees and persons hereinafter mentioned is c/o J. W. Mays, Inc., 9 Bond Street, Brooklyn, New York 11201. The information below is given as of September 27, 1996.

     To the best of the Company's knowledge, the following persons were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the Company's outstanding common stock, as of September 27, 1996:

                                                Amount and Nature
                                                  of Beneficial
                                                  Ownership in      Percent of
Name of Beneficial Owner                         J.W. Mays, Inc.      Class
------------------------                        -----------------   ----------
Weinstein Enterprises, Inc. ....................       (1)             (1)
  Rockridge Farm
  Route 52
  Carmel, New York 10512

Subsidiaries of Weinstein Enterprises, Inc.:

Gailoyd Enterprises Corp. ......................    626,120(1)       29.31%
  Rockridge Farm
  Route 52
  Carmel, New York 10512

Celwyn Company, Inc. ...........................    240,211(1)       11.24%
  Rockridge Farm
  Route 52
  Carmel, New York 10512
                                                    -------          -----
    Total ......................................    866,331          40.55%
                                                    =======          =====

(Footnotes on page 2)

                                    Through
                                   Weinstein                            Percent
 Name of Beneficial Owner         Enterprises    Direct       Total     of Class
 ------------------------         -----------    ------       -----     --------
Sylvia W. Shulman(2) ............  253,979.37       282     254,261.37   11.90%
Max L. Shulman(1)(3) ............         --     34,883      34,883.00    1.63%
Lloyd J. Shulman(4) .............  128,198.94    43,650     171,848.94    8.04%
Lloyd J. Shulman Trust(4) .......   21,712.42       --       21,712.42    1.02%
Gail S. Koster(5) ...............   80,731.22     9,285      90,016.22    4.21%
Gail S. Koster Trust(5) .........    7,237.48       --        7,237.48     .34%
Florence Felmus Trust(5) ........   57,899.79       --       57,899.79    2.71%
Florence Felmus Trust(6) ........  231,887.90       --      231,887.90   10.86%
Madeleine Orloff(6) .............   42,341.94       --       42,341.94    1.98%
Linda Jessogne(6) ...............   42,341.94       --       42,341.94    1.98%
J. Weinstein Foundation, Inc.(7).         --    140,568     140,568.00    6.58%
                                   ----------   -------   ------------   -----
    Total .......................  866,331.00   228,668   1,094,999.00   51.25%
                                   ----------   -------   ------------   -----
-----------
(1) Weinstein Enterprises, Inc., a Delaware corporation, is the beneficial owner of 866,331 shares (40.55%) of the outstanding common stock of the Company through its two wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp., a Delaware corporation ("Gailoyd"), which directly owns 626,120 shares (29.31%) of the outstanding common stock of the Company and (ii) Celwyn Company, Inc., a Delaware corporation ("Celwyn"), which directly owns 240,211 shares (11.24%) of the outstanding common stock of the Company.

(2) Sylvia W. Shulman directly owns 282 shares of the outstanding common stock of the Company. She also beneficially owns 253,979.37 shares of the outstanding common stock of the Company through her beneficial ownership of 1,759 shares (29.32%) of Weinstein Enterprises, Inc., which includes 1,606 shares (26.77%) held by Sylvia W. Shulman and Lloyd J. Shulman as trustees for the benefit of Sylvia W. Shulman, for a total of 254,261.37 shares (11.90%). Does not include 21,840 shares owned as tenant in common with her husband, Max L. Shulman. See footnote (3) below.

(3) Max L. Shulman directly owns 34,883 shares of the outstanding common stock of the Company of which 21,840 shares are owned as tenant in common with his wife, Sylvia W. Shulman. See footnotes (4), (5) and (6) below wherein Mr. Shulman acts as a trustee for certain other Trusts.

(4) Lloyd J. Shulman directly owns 43,650 shares of the outstanding common stock of the Company. He also beneficially owns 128,198.94 shares of the outstanding common stock of the Company through his beneficial ownership of
    887.875 shares (14.80%) of Weinstein Enterprises, Inc. and, pursuant to the will of the late Celia Weinstein, the Lloyd J. Shulman Trust owns 21,712.42 shares (1.02%) of the outstanding common stock of the Company through the beneficial ownership of 150.375 shares (2.51%) of Weinstein Enterprises, Inc., for a total of 193,561.36 shares (9.06%). Max L. Shulman, Sylvia W. Shulman and Lloyd J. Shulman are trustees of the Lloyd J. Shulman Trust.

(Footnotes continued)

(5) The Shulman family beneficially owns 637,859.22 shares (29.86%) of the outstanding common stock of the Company both directly and through Weinstein Enterprises, Inc. This total includes the 80,731.22 shares (3.78%) of the outstanding common stock of the Company beneficially owned by Gail S. Koster (daughter of Max L. and Sylvia W. Shulman) through ownership of shares of Weinstein Enterprises, Inc., 7,237.48 shares (.34%) of the outstanding common stock of the Company beneficially owned by the Gail S. Koster Trust, through Weinstein Enterprises, Inc., of which Max L. Shulman and Max L. Shulman, Sylvia W. Shulman and Lloyd J. Shulman are trustee(s), respectively, and 9,285 shares (.43%) owned directly by Gail S. Koster. Also the total includes 57,899.79 shares (2.71%) of the outstanding common stock of the Company owned by a Trust for Florence Felmus (daughter of the late Joe and Celia Weinstein, the founders of J. W. Mays, Inc., and a sister of Sylvia W. Shulman) through the ownership of 401 shares (6.68%) of Weinstein Enterprises, Inc., pursuant to the will of the late Celia Weinstein. Max L. Shulman, Sylvia W. Shulman and Lloyd J. Shulman are trustees of this Florence Felmus Trust and are the beneficial owners thereof.

(6) Another Trust for Florence Felmus owns 231,887.90 shares (10.86%) of the outstanding common stock of the Company through the beneficial ownership of 1,606 shares (26.77%) of Weinstein Enterprises, Inc.

    This table includes the shares of outstanding common stock of the Company beneficially owned by Madeleine Orloff and Linda Jessogne (daughters of Florence Felmus), who may be considered part of the Florence Felmus family. Madeleine Orloff and Linda Jessogne each beneficially owns 42,341.94 shares (1.98%) of the outstanding common stock of the Company through their individual beneficial ownership of 293.25 shares (4.89%) of Weinstein Enterprises, Inc.

(7) J. Weinstein Foundation, Inc. directly owns 140,568 shares (6.58%) of the outstanding common stock of the Company. The Shulmans, as officers and directors of J. Weinstein Foundation, Inc., share voting power as to these shares and, consequently, may be deemed to be beneficial owners thereof, although the table set forth above does not include such shares as beneficially owned by such persons.

     To the best of the Company's knowledge, the directors and executive officers of the Company considered as a group beneficially owned the following amount of outstanding common stock of the Company as of September 27, 1996:

                                                     Amount and
                                                      Nature of
                                                      Beneficial
                                                     Ownership in     Percent
                                                   J. W. Mays, Inc.   of Class
                                                   ----------------   --------
     All directors and executive officers
       of the Company considered as a
       group (10 persons) .......................    633,208.73*       29.64%
------------
* This total includes 482,705.73 shares (22.59%) derived from the Shulmans' beneficial holdings, excluding those of Gail S. Koster and the Gail S. Koster Trust, and also includes 140,568 shares (6.58%) of the outstanding common stock of the Company owned directly by J. Weinstein Foundation, Inc. together with 9,935 shares (.47%) owned by other officers and directors. Moreover, the directors who are also directors of Weinstein Enterprises, Inc. may, because of their power to vote a majority of the shares in Weinstein Enterprises, Inc., be considered to be the beneficial owners of the 866,331 shares (40.55%) of the outstanding common stock of the Company held by Weinstein Enterprises, Inc.

PRINCIPAL NON-AFFILIATED HOLDERS OF COMMON STOCK

     To the best of the Company's knowledge, the following "persons" were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the Company's outstanding common stock, other than those set forth above, as of September 27, 1996:

                                               Amount and
                                               Nature of
                                               Beneficial
                                              Ownership in          Percent of
                                            J. W. Mays, Inc.          Class
                                            ----------------        ----------
    Estate of Sol Goldman ................    274,600(1)              12.85%
    c/o Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

    Lillian Goldman Marital Trust ........     91,400(2)               4.28%

    Lillian Goldman ......................     91,400(3)               4.28%
    640 Fifth Avenue
    New York, New York 10019

(1) & (2) The number of shares shown above has been obtained from Amendment No. 5 to Schedule 13D, the most recent amendment which was dated September, 1995, relating to events occurring on December 20 and 22, 1993, filed with the Securities and Exchange Commission on behalf of each of Jane H. Goldman, Allan H. Goldman and Louisa Little.

    (1) As Co-Executors of the Estate of Sol Goldman.

    (2) As Co-Trustees of Lillian Goldman Marital Trust.

(3) The number of shares shown above has been obtained from Amendment No. 5 to
    Schedule 13D, the most recent amendment which was dated September, 1995, relating to events occurring on December 20 and 22, 1993, filed with the Securities and Exchange Commission on behalf of Lillian Goldman.

                                               Amount and
                                               Nature of
                                               Beneficial
                                              Ownership in          Percent of
                                            J. W. Mays, Inc.          Class
                                            ----------------        ----------
    Tweedy, Browne Company L.P.,
    TBK Partners, L.P. and
    Vanderbilt Partners, L.P. .............    165,400(4)             7.74%
    52 Vanderbilt Avenue
    New York, New York 10017

(4) The number of shares shown above has been obtained from a Statement on
    Schedule 13D dated August 31, 1993, filed with the Securities and Exchange Commission, updated by letter dated September 5, 1996.

                                               Amount and
                                               Nature of
                                               Beneficial
                                              Ownership in          Percent of
                                            J. W. Mays, Inc.          Class
                                            ----------------        ----------
    R.B. Haave Associates, Inc. ...........    136,600(5)             6.39%
    36 Grove Street
    New Canaan, CT 06840

(5) The number of shares shown above, has been obtained from a Statement on
    Schedule 13D dated March 13, 1996, filed with the Securities and Exchange Commission.

PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT SEVEN

     Directors are to be elected to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors. The By-Laws provide that prior to the election of directors at each Annual Meeting of Shareholders, the number of directors to be elected at such meeting for the ensuing year shall be fixed by the shareholders by a majority vote of the shares represented at the meeting in person or by proxy within the limits fixed by the Certificate of Incorporation which provides for a minimum of three and a maximum of eleven. The Board of Directors recommends the election of seven directors and, except as discussed below, all proxies received pursuant to this solicitation will be voted for that number of directors. The affirmative vote of a majority of the shares represented in person or by proxy is required to fix the number of directors at seven.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS

     It is intended that proxies received pursuant to this solicitation will be voted for the election of the following nominees, unless for any reason any such nominee shall not be available for election, in which event the proxies will be voted in favor of the remainder of those nominated, and may be voted for substitute nominees in place of those who are not candidates or to reduce (but not below three) the number of directors to be elected. Each of the nominees has consented to serve as a director, if elected, and it is contemplated that all of the nominees will be available for election as directors.

     The following information is given as of September 27, 1996 with respect to each nominee for election as a director. Such information has been furnished by the nominees. The table shows their respective ages in parentheses, the positions and offices held with the Company, the period served as a director, their business experience during the past five years, including their principal occupations and employment during that period, their direct beneficial ownership and percentage of the Company's outstanding shares owned [excluding shares which may be deemed to be beneficially owned as set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" (pages 1 to 3)], and other directorships in public companies. Sylvia W. Shulman is the wife of Max L. Shulman, Co-Chairman, and Lloyd J. Shulman is their son.


                                                                         Shares Directly Owned
                                                                          Beneficially as of
                  Name, Age,                                              September 27, 1996
             Business Experience,                    First Became       -----------------------
              and Directorships                        Director          Number      Percentage
             --------------------                    ------------        ------      ----------
Frank J. Angell+                   (76)             November, 1976       100(2)        .005%
  Professor Emeritus, New York University
  Leonard N. Stern School of Business since
  September 1990; Professor of Insurance and
  Finance, September 1947 until August 1990;
  President, University Applied Management
  Consultants Corp.(Consultants on Portfolio
  Management and Estate Planning.)

Jack Schwartz                      (74)             November, 1987         --            --
  Private Consultant; from January 1986 to
  September 1989, Consultant, The Brooklyn
  Union Gas Company.

Max L. Shulman+(1)                 (87)             January, 1946     34,883(4)        1.63%
  Co-Chairman of the Board, J.W. Mays, Inc.;
  prior to June 1995, Chairman and Chief
  Executive Officer.

Sylvia W. Shulman                  (78)             February, 1965       282(3)(5)      .01%
  Prior to January 1989, Fashion Director and
  Merchandiser of Boutique Shops, J. W. Mays,
  Inc.

(Continued on next page)

                                       5

                                                                         Shares Directly Owned
                                                                          Beneficially as of
                  Name, Age,                                              September 27, 1996
             Business Experience,                    First Became       -----------------------
              and Directorships                        Director          Number      Percentage
             --------------------                    ------------        ------      ----------
Lloyd J. Shulman+                  (54)             November, 1977    43,650(3)        2.04%
  Co-Chairman of the Board and President, Chief
  Executive Officer and Chief Operating Officer,
  J. W. Mays, Inc.; from November 1978 to June
  1995, President and Chief Operating Officer,
  and prior to November 1978, Senior Vice
  President, J. W. Mays, Inc.

Lewis D. Siegel                    (65)             November, 1986         --           --
  First Vice President, Smith Barney, Inc. since
  August 1989; from 1973 to August 1989, Vice
  President, Thomson McKinnon Securities Inc.

Alex Slobodin+                     (81)             November, 1963     8,714(6)         .41%
  Executive Vice President and Treasurer, J. W.
  Mays, Inc.
------------
+ Member of Executive Committee.

(1) At the Board of Directors' meeting held May 24, 1995, Max L. Shulman, then
    Chairman and Chief Executive Officer of the Company, vacated the position of Chief Executive Officer of the Company, effective June 1, 1995. Max L.
    Shulman was elected to the position of Co-Chairman of the Board along with his son, Lloyd J. Shulman, and the former will continue as a director and as an employee of the Company.

    Lloyd J. Shulman, President and Chief Executive Officer of the Company, at the same directors' meeting, effective June 1, 1995, was elected to the position of Co-Chairman of the Board and also assumed the position of Chief
    Executive Officer to fill the vacancy created by Max L. Shulman. Lloyd J.
    Shulman will continue as President and Chief Operating Officer of the Company.

(2) Owned jointly with his wife.

(3) Reference is made to the caption "Security Ownership of Certain Beneficial
    Owners and Management" (pages 1 to 3) for information relating to beneficial ownership of holders owning more than 5% of the outstanding stock of the Company.

(4) Includes 21,840 shares owned as tenant in common with his wife, Sylvia W.
    Shulman. Does not include 282 shares owned by his wife. See footnote (5) below.

(5) Does not include 21,840 shares owned as tenant in common with her husband, Max L. Shulman. See footnote (4) above.

(6) 2,000 of these shares are owned jointly with his wife. Does not include 11 shares beneficially owned by his son as to which beneficial ownership is disclaimed.

MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors of the Company holds regular quarterly meetings to review significant developments affecting the Company and to act on matters requiring Board approval. During fiscal 1996, the Board held four regular meetings and one special meeting.

     Executive Committee--This Committee may exercise all the powers of the Board when it is not in session, except as otherwise provided in a resolution or By-Law. This Committee met one time during fiscal 1996.

     Audit Committee--This Committee during fiscal 1996 consisted of the following non-employee members of the Board: Messrs. Frank J. Angell (Chairman), Lewis D. Siegel and Jack Schwartz.

     The Audit Committee, which met three times in fiscal 1996, is responsible for such matters as recommending to the Board of Directors a firm of independent public accountants to audit the books, records and accounts of the Company and its subsidiaries, reviewing the scope and results of annual audits, reviewing auditors' recommendations to management and the response of management to such recommendations, reviewing internal audit reports, and reviewing the adequacy of financial and accounting control mechanisms employed by the Company. The Committee also reviews and approves any non-audit related services rendered to the Company and its subsidiaries by the independent public accountants and their fees. The Committee is also prepared to meet at any time upon request of the independent public accountants to review any special situation arising in relation to any of the foregoing subjects.

     Investment Advisory Committee--This Committee during fiscal 1996 consisted of Messrs. Max L. Shulman (Chairman), Frank J. Angell, Jack Schwartz, Lloyd J. Shulman, Lewis D. Siegel and Alex Slobodin. The Committee meets as necessary on the call of the Chairman. The Committee met four times in fiscal 1996. The Committee reviews and makes recommendations concerning the investment choices available with safety of principal, high yields and liquidity as the prime objectives.

     Executive Compensation Committee--This Committee is composed of five directors, Max L. Shulman (Chairman), Frank J. Angell, Jack Schwartz, Lloyd J. Shulman and Lewis D. Siegel, three of whom are non-employee directors. The Committee recommends to the Board the establishment and modification of executive compensation plans and programs. It considers and recommends to the Board remuneration arrangements for the Chief Executive Officer, as well as the compensation for the other executive officers. The Committee met one time during fiscal 1996.

     Each director attended 100% of the aggregate meetings of the Board and the Committees (if a member thereof) held during fiscal 1996, except Max L. Shulman, Sylvia W. Shulman and Alex Slobodin who attended 73%, 60% and 90%, respectively.

The Board of Directors does not have a standing Nominating Committee.

EXECUTIVE COMPENSATION AND RELATED MATTERS

     The tabulation below sets forth, on an accrual basis, the aggregate compensation paid by the Company and its subsidiaries during the fiscal year ended July 31, 1996 for the most highly compensated directors and executive officers of the Company:


                                                                 Annual Compensation
                                                          -----------------------------------------
           Name and                                                                 Other Annual
      Principal Position                                  Year         Salary    Compensation(1)(2)
      ------------------                                  ----         --------  ------------------
Max L. Shulman(4) ...................................     1996         $ 75,412      $ 8,351(3)
 Co-Chairman of the Board                                 1995          116,964       14,909(3)
                                                          1994          125,344       16,395(3)

Lloyd J. Shulman(4) .................................     1996          120,659       15,455(3)
 Co-Chairman of the Board and President,                  1995          120,330       15,438(3)
 Chief Executive Officer and Chief Operating              1994          120,330       15,609(3)
 Officer

Alex Slobodin .......................................     1996          122,318       15,716(3)
 Executive Vice President and Treasurer                   1995          119,285       15,274(3)
                                                          1994          113,110       14,475(3)

------------

(1) Each non-employee director receives an annual retainer of $2,000 plus $500 for each Board meeting and $500 for each Committee meeting attended, except if the Investment Advisory Committee and the Executive Compensation Committee meetings are held on the same day as the meeting of the Board of Directors, then the attendance fee for each such meeting will be $100.

(2) Excludes certain personal benefits aggregating less than $25,000 for any member of the group.

(3) The Company's Retirement Plan, as amended, which became effective August 1, 1991, is a Money Purchase Retirement Plan. Contributions to the Plan are required to be made from time to time by the Company. Each of the named executive officers has a 100% vested interest in the amount listed. All current directors who are not executive officers do not participate in the Plan.

(4) At the Board of Directors' meeting held May 24, 1995, Mr. Max L. Shulman, then Chairman and Chief Executive Officer of the Company, vacated the position of Chief Executive Officer and reduced his annual salary from $125,000 to $75,000, each effective June 1, 1995. See Note (1) under the caption "Information Concerning Nominees for Election as Directors."

REPORT ON EXECUTIVE COMPENSATION

     The executive compensation program of the Company is administered by the Executive Compensation Committee. The Committee has the responsibility for recommendations to the Board with respect to all compensation to officers and directors of the Company.

BASE SALARY

     Salary levels for the Company's executive officers are established principally on the basis of the executive's position. In each case, consideration is given both to the personal factors such as the individual's record and the responsibility associated with his position, and the prevailing conditions in the geographic area where the executive's services are performed.

     The Committee recognized the difficult economic condition in the real estate market but believes executive officers' base salaries, approved by the Board, are at or below competitive base salary levels.

     The Committee in determining future base salary increases will consider the Company's performance under the then existing conditions and the then competitive conditions in the labor market.

     The Company has no incentive compensation program.

RETIREMENT PLAN

     The Board of Directors adopted The J.W. Mays, Inc. Retirement Plan and Trust ("Plan") effective August 1, 1991. The Board of Directors believes that the Plan will strengthen the ability of the Company to attract and retain employees (exclusive of those employees covered by a collective bargaining agreement) and increase such individuals' incentive to contribute to the Company's future success.

     On August 25, 1993, the Board of Directors approved a modification of the Plan, retroactive to August 1, 1993, by increasing the Company's contribution to the Plan from an amount equal to 5% of each participant's compensation to 10% and from 5% to 5.7% of each participant's compensation in excess of the contribution and benefit base in effect under Section 230 of the Social Security Act for each year.

AGREEMENTS WITH EXECUTIVES

     The Executive Compensation Committee, at its November 30, 1993 meeting, recommended to the Board that it modify and extend Max L. Shulman's employment agreement from December 31, 1993 to December 31, 1996. The extended agreement, as further modified, effective June 1, 1995, provides for compensation of not less than $75,000 per annum. His deferred compensation of $520,000, which amount was accrued through December 31, 1990, is to be payable in equal monthly installments of $8,666.67 for a maximum period of 60 months, payable upon the expiration of his employment, his retirement, permanent disability, as defined in the agreement, or death. There are no requirements for additional deferred compensation subsequent to December 31, 1990.

         Executive Compensation Committee Members:
           Max L. Shulman, Chairman
           Frank J. Angell
           Jack Schwartz
           Lloyd J. Shulman
           Lewis D. Siegel

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Max L. Shulman and Lloyd J. Shulman, Co-Chairmen of the Board of the Company and members of the Executive Compensation Committee, each serve as an officer and director of Weinstein Enterprises, Inc., the beneficial owner of 40.55% of the outstanding common stock of the Company through its two wholly-owned subsidiaries: (1) Gailoyd Enterprises Corp. which directly owns 29.31% of the outstanding common stock of the Company and (2) Celwyn Company, Inc. which directly owns 11.24% of the outstanding common stock of the Company. Max Shulman and Lloyd Shulman each also serve as an officer and director of Gailoyd Enterprises Corp. and Celwyn Company, Inc.

PERFORMANCE GRAPH

                 Comparison of Five-Year Cumulative Total Return
                     J.W. MAYS, INC., S&P 500 and Peer Group
                     (Performance Results Through 07/31/96)

     The following graph sets forth a comparison of the Company's cumulative total shareholder return from August 1, 1991 through July 31, 1996, assuming reinvestment of dividends, although the Company has not paid dividends, with the cumulative total return for the same period measured by the Standard & Poor's 500 Composite Index and, as a Peer Group, the Value Line Real Estate Industry.

                                    [GRAPH]


                   1991       1992       1993       1994        1995       1996
                 -------    -------    -------    -------     -------    -------
MAYS             $100.00     $80.00     $28.13     $32.50      $37.50     $38.75
S&P 500          $100.00    $112.85    $122.78    $129.48     $163.38    $189.06
Peer Group       $100.00     $82.20     $87.49     $98.08     $107.89    $128.09

     The Performance Graph assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in the Company's common stock, S&P 500 and Peer Group.

     The Performance Graph shall not be deemed incorporated by reference by any general statement of incorporation by reference in any filing made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

INDEPENDENT PUBLIC ACCOUNTANTS

     Subject to ratification by the shareholders, the Board of Directors of the Company, upon recommendation of the Company's Audit Committee, has selected the firm of D'Arcangelo & Co., LLP, independent public accountants, to audit the books, records and accounts of the Company and its subsidiaries for the fiscal year ending July 31, 1997. This firm first became the independent public accountants of the Company and its subsidiaries for the fiscal year ended July 31, 1996. D'Arcangelo & Co., LLP, has no direct or indirect financial interest in the Company.

     If the selection of D'Arcangelo & Co., LLP is not ratified by the shareholders, or if after ratification that firm for any reason becomes unable or ineligible to serve, the selection of other independent public accountants will be considered by the Board. A representative of the accounting firm is expected to attend the annual meeting with the opportunity to make a statement, if he desires to do so, and he is expected to be available to respond to appropriate questions.

CERTAIN TRANSACTIONS

     During the past fiscal year, the Company paid Weinstein Enterprises, Inc. ("Enterprises")* total rentals of $160,800 for leases on which two of the Company's real estate properties are located and interest of $86,900 on a mortgage held by Enterprises on the Jowein Building, Brooklyn, New York. In the opinion of the Company, the rentals and interest paid to Enterprises are no more favorable than would be payable for comparable property and mortgage, respectively, in arms-length transactions with non-affiliated parties.

     The Company had leased from Celwyn Company, Inc. ("Celwyn")* one of the stores which it closed in connection with the reorganization proceedings, at an annual minimum rental of $180,000. The Company, by agreement with Celwyn, modified and assigned the lease to a third party. The agreement with Celwyn provides for the equal division between the Company and Celwyn of the rental received by Celwyn in excess of the annual minimum rental of $180,000. In the opinion of the Company, the rental paid to Celwyn was also no more favorable than would have been payable for comparable property in arms-length transactions with non-affiliated parties. During the past fiscal year the Company recorded the sum of $413,609 as its share of the excess rental from Celwyn.

BACKGROUND

     The Company discontinued the retail department store segment of its operations on January 3, 1989. The Company has continued its real estate operation, including but not limited to the sale/purchase and/or lease of properties, as conducted prior to the discontinuance of its retail department store segment.

OTHER INFORMATION

     The Board of Directors is not aware, at the date hereof, of any other matter to be presented which is a proper subject for action by the shareholders at the meeting. If any other matter comes before the Meeting, it is intended that the persons named in the accompanying form of proxy will vote thereon in their discretion.

-----------

* Reference is made to the caption "Security Ownership of Certain Beneficial Owners and Management" (pages 1 to 3) for information concerning the ownership interests which certain nominees and officers have in Enterprises and Celwyn.

     In view of time requirements incident to the preparation, review and printing of this Proxy Statement, all of the information herein is necessarily furnished as of the date of its preparation, approximately September 27, 1996, unless otherwise stated.

     The Advisory Real Estate Committee consists of the following employee members of the Board: Messrs. Max L. Shulman (Chairman), and Lloyd J. Shulman; non-employee member of the Board: Mr. Jack Schwartz; and neither a member of the Board nor an employee: Mr. Allan Goldman representing the Estate of Sol Goldman, a minority shareholder. This Committee's function is to review major proposed sales and leases of the Company's real estate. This Committee did not meet during fiscal 1996.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended July 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

METHOD AND COST OF SOLICITATION OF PROXIES

     The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, employees of the Company may request the return of proxies personally, by telephone, or telegraph if proxies are not received promptly and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and the Company will reimburse them, on request, for their reasonable out-of-pocket expenses.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received at the Company's executive offices for inclusion in its Proxy Statement and form of proxy relating to that meeting by June 23, 1997.

ANNUAL REPORT

     The Company's Annual Report to Shareholders (which is not a part of the proxy soliciting material) for the fiscal year ended July 31, 1996, including financial statements, is enclosed with this Proxy Statement.

                                            By order of the Board of Directors,

                                                       SALVATORE CAPPUZZO
                                                                Secretary

Dated: Brooklyn, New York
       October 21, 1996

                                J. W. MAYS, INC.

              PROXY--Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints LLOYD J. SHULMAN, ALEX SLOBODIN and WARD N. LYKE, JR. and each of them, attorneys and Proxies, with full power of substitution in each, for and on behalf of the undersigned, to vote at the Annual Meeting of Shareholders of J. W. MAYS, Inc. to be held on November 26, 1996 (including any adjournments thereof) the number of shares of common stock that the undersigned is entitled to vote and with all powers the undersigned would possess if personally present, as specified with respect to the matters described in the accompanying Proxy Statement dated October 21, 1996 and upon such other matters as may properly come before such meeting.

     1. Proposal to fix the number of directors to be elected at seven.

               FOR [ ]           AGAINST [ ]           ABSTAIN [ ]

     2. FOR [ ] or WITHHOLD [ ] authority to vote for the election of ALL of the following nominees for directors:

       FRANK J. ANGELL, JACK SCHWARTZ, MAX L. SHULMAN, SYLVIA W. SHULMAN,
              LLOYD J. SHULMAN, LEWIS D. SIEGEL, and ALEX SLOBODIN

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.)


                   ------------------------------------------------------------

     3. Ratify the appointment of D'Arcangelo & Co., LLP, as independent certified public accountants.

               FOR [ ]           AGAINST [ ]           ABSTAIN [ ]

                                     (Please date and sign on the reverse side)

     4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

     A majority (or, if only one, then that one) of the Proxies or their substitutes who shall be present and act at the Meeting may exercise all powers hereby conferred.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT WHERE NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

DATED _____________________, 1996

                                         -------------------------------------
                                                Signature of Shareholder

                                         -------------------------------------
                                                Signature of Shareholder

                                          NOTE: Please sign exactly as your name
                                          appears on this Proxy. If stock is
                                          owned jointly, each joint owner should
                                          sign. When signing as attorney,
                                          executor, administrator, trustee or
                                          guardian, please give your full title
                                          as such. Proxies executed by a
                                          corporation should be signed with the
                                          full corporate name by the President
                                          or other authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized person.

                                          PLEASE MARK, DATE, SIGN AND RETURN
                                          THIS PROXY CARD USING THE ENCLOSED
                                               POSTAGE PAID ENVELOPE.